UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 28, 2004


                             FNB CORPORATION
           (Exact name of registrant as specified in its charter)


   Virginia
(State or other              000-24141                 54-1791618
jurisdiction of             (Commission             (I.R.S. Employer
incorporation)               File Number)            Identification No.)


                             105 Arbor Drive
                      Christiansburg, Virginia 24073
         (Address of principal executive offices including zip code)

                               540-382-4951
            (Registrant's telephone number, including area code)

                                   N/A
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.     Results of Operations and Financial Condition.

     On October 28, 2004, FNB Corporation issued a press release commenting on third quarter 2004 performance, approval by the Board of Directors of a fourth quarter 2004 cash dividend, and the closure of a mortgage loan production office on Hilton Head Island in South Carolina. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

     Exhibit

     99.1     FNB Corporation press release dated October 28, 2004


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FNB CORPORATION
                                                     Registrant


                                                  /s/Christine L. Lewis
                                                  Christine L. Lewis
                                                  Administrative Officer and
                                                  Corporate Secretary

Date: October 28, 2004


                                EXHIBIT INDEX


Exhibit

99.1     FNB Corporation press release dated October 28, 2004